UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2014

SAEXPLORATION HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-35471

(Commission file number)

27-4867100

(I.R.S. Employer Identification No.)

1160 Dairy Ashford Rd., Suite 160, Houston, Texas 77079

(Address of principal executive offices)(Zip Code)

(281) 258-4400

(Company's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

THIS REPORT AND THE EXHIBITS HERETO INCLUDE “FORWARD-LOOKING STATEMENTS” WITHIN THE MEANING OF THE SAFE HARBOR PROVISIONS OF THE U.S. PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. ACTUAL RESULTS MAY DIFFER FROM EXPECTATIONS, ESTIMATES AND PROJECTIONS AND, CONSEQUENTLY, YOU SHOULD NOT RELY ON THESE FORWARD LOOKING STATEMENTS AS PREDICTIONS OF FUTURE EVENTS. THESE STATEMENTS CAN BE IDENTIFIED BY THE USE OF WORDS OR PHRASES SUCH AS “EXPECT,” “ESTIMATE,” “PROJECT,” “BUDGET,” “FORECAST,” “ANTICIPATE,” “INTEND,” “PLAN,” “MAY,” “WILL,” “COULD,” “SHOULD,” “BELIEVES,” “PREDICTS,” “POTENTIAL,” “CONTINUE,” AND SIMILAR EXPRESSIONS.

THESE FORWARD-LOOKING STATEMENTS INCLUDE STATEMENTS REGARDING THE EXPECTED FUTURE PERFORMANCE OF SAEXPLORATION HOLDINGS, INC. (THE “COMPANY”). THESE FORWARD-LOOKING STATEMENTS INVOLVE SIGNIFICANT RISKS AND UNCERTAINTIES THAT COULD CAUSE THE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THE EXPECTED RESULTS. MOST OF THESE FACTORS ARE OUTSIDE THE COMPANY’S CONTROL AND DIFFICULT TO PREDICT. THESE RISKS AND CONTINGENCIES INCLUDE FLUCTUATIONS IN THE LEVELS OF EXPLORATION AND DEVELOPMENT ACTIVITY IN THE OIL AND GAS INDUSTRY, INTENSE INDUSTRY COMPETITION, A LIMITED NUMBER OF CUSTOMERS, NEED TO MANAGE RAPID GROWTH, DELAYS, REDUCTIONS OR CANCELLATIONS OF SERVICE CONTRACTS, OPERATIONAL DISRUPTIONS DUE TO SEASONALITY, WEATHER AND OTHER EXTERNAL FACTORS, CREW PRODUCTIVITY, THE AVAILABILITY OF CAPITAL RESOURCES, HIGH LEVELS OF INDEBTEDNESS, SUBSTANTIAL INTERNATIONAL BUSINESS EXPOSING THE COMPANY TO CURRENCY FLUCTUATIONS AND GLOBAL FACTORS INCLUDING ECONOMIC, POLITICAL AND MILITARY UNCERTAINTIES, THE NEED TO COMPLY WITH DIVERSE AND COMPLEX LAWS AND REGULATIONS, AND OTHER FACTORS SET FORTH IN THE COMPANY’S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION.

THE FOREGOING LIST OF FACTORS IS NOT EXCLUSIVE. ALL SUBSEQUENT WRITTEN AND ORAL FORWARD-LOOKING STATEMENTS CONCERNING THE COMPANY AND ATTRIBUTABLE TO THE COMPANY OR ANY PERSON ACTING ON ITS BEHALF ARE EXPRESSLY QUALIFIED IN THEIR ENTIRETY BY THE CAUTIONARY STATEMENTS ABOVE. READERS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE UPON ANY FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE MADE. EXCEPT AS REQUIRED BY LAW, THE COMPANY DOES NOT UNDERTAKE OR ACCEPT ANY OBLIGATION OR UNDERTAKING TO RELEASE PUBLICLY ANY UPDATES OR REVISIONS TO ANY FORWARD-LOOKING STATEMENT TO REFLECT ANY CHANGE IN ITS EXPECTATIONS OR ANY CHANGE IN EVENTS, CONDITIONS OR CIRCUMSTANCES ON WHICH ANY SUCH STATEMENT IS BASED.

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Item 1.01. Entry into a Material Definitive Agreement.

Credit Agreement

On November 6, 2014, a secured revolving line of credit facility (the “Revolving Credit Facility”) was entered into by and among SAExploration, Inc. (the “Borrower”), SAExploration Holdings, Inc. (the “Company”) and the Company’s domestic subsidiaries other than the Borrower (collectively, the “Guarantors”) and Wells Fargo Bank, National Association (the “Lender”), pursuant to a Credit and Security Agreement (the “Credit Agreement”). The Credit Agreement provides for a $20.0 million Revolving Credit Facility secured primarily by the Company’s North American assets, mainly accounts receivable and equipment, subject to certain exclusions and exceptions as set forth in the Credit Agreement. The proceeds of the Revolving Credit Facility will primarily be used to fund the Company’s working capital needs for its operations and for general corporate purposes. None of the Revolving Credit Facility was drawn on at the closing of the transaction on November 6, 2014.

Borrowings made under the Revolving Credit Facility will bear interest at a rate of LIBOR plus an applicable margin of 3% payable monthly. The Revolving Credit Facility will have a term of three years, with a maturity date of November 6, 2017, unless terminated earlier. The Company may request, and the Lender may grant, a single increase to the maximum amount available under the Revolving Credit Facility in minimum increments of $1.0 million not to exceed another $10.0 million in the aggregate, so long as certain conditions as described in the Credit Agreement are met. Any increased amount approved by the Lender will also be subject to the terms and conditions of the Credit Agreement.

Under the Revolving Credit Facility, borrowings are subject to borrowing base availability and may not exceed 85% of the amount of eligible accounts receivable, as defined, plus the lesser of $20,000,000 or 85% of the orderly net liquidation value of existing eligible equipment per appraisal and 85% of hard costs of acquired eligible equipment, less the aggregate amount of any reserves established by the Lender. If borrowings under the Revolving Credit Facility exceed $5,000,000, the Company is subject to minimum rolling 12 month EBITDA requirements on a consolidated basis and on the Company’s United States operations.

The Credit Agreement contains covenants including, but not limited to (i) commitments to maintain and deliver to Lender, as required, certain financial reports, records and other items, (ii) restrictions, subject to certain exceptions under the Credit Agreement, on the ability of the Company to incur indebtedness, create or incur liens, enter into fundamental changes to corporate structure or to the nature of the business of the Company, dispose of assets, permit a change in control, acquire non-permitted investments, enter into affiliate transactions or make distributions and (iii) covenants to achieve a minimum EBITDA during certain applicable periods. The Credit Agreement also contains representations, warranties, covenants and other terms and conditions, including relating to the payment of fees to the Lender, which are customary for agreements of this type.

The Credit Agreement also provides for customary events of default. If an event of default occurs and is continuing, then the Lender may, among other options as described in the Credit Agreement, declare the obligations of the Borrower to be due and payable immediately or declare the funding obligations of the Lender terminated immediately, subject to the terms of the Intercreditor Agreement described below.

The foregoing description of the Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Credit Agreement, filed as Exhibit 10.1 hereto and incorporated herein by reference.

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Intercreditor Agreement

The Credit Agreement is subject to the Intercreditor Agreement (the “Intercreditor Agreement”) dated as of November 6, 2014 by and between the Lender and U.S. Bank National Association, as trustee and collateral agent (the “Noteholder Agent”) pursuant to that certain Indenture by and among the Borrower, the Company, the other Guarantors and the Noteholder Agent dated as of July 2, 2014 (as amended, restated, supplemented or modified from time to time, the “Indenture”) relating to the Company’s 10% Senior Secured Notes due 2019.

The Intercreditor Agreement sets forth various terms between the Lender and Noteholder Agent, including, but not limited to, (i) the priority of liens between those granted by the Indenture and the Credit Agreement, (ii) enforcement action procedures, (iii) the application of the proceeds of the senior collateral received by either the Noteholder Agent or the Lender, (iv) the process by which any liens may be released, (v) insolvency proceeding procedures, (vi) a prohibition on amending various agreements in a manner inconsistent with or in violation of the Intercreditor Agreement, and (vii) the option of the Noteholder Agent to purchase the Borrower’s debt under the Credit Agreement from the Lender if certain triggering conditions are met. The Intercreditor Agreement also contains representations, warranties, covenants and other terms and conditions which are customary for agreements of this type.

The foregoing description of the Intercreditor Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Intercreditor Agreement, filed as Exhibit 10.2 hereto and incorporated herein by reference.

Item 2.02. Results of Operations and Financial Condition.

On November 6, 2014, the Company issued a press release reporting its financial and operating results for the third quarter and nine months ended September 30, 2014 of the Company’s 2014 fiscal year. In addition, the Company revised its previously estimated summary financial guidance for fiscal year 2014.

A copy of the press release is being furnished as an exhibit to this Current Report and incorporated by reference into this Item 2.02. The information set forth in this Item 2.02, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Item 2.02 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 7.01. Regulation FD Disclosure.

The presentation attached as Exhibit 99.2 to this Current Report on Form 8-K may be used by the Company as public relations material as well as for meetings with its stockholders and other interested persons.

The information in this Item 7.01, including Exhibit 99.2, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Item 7.01 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

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Item 8.01. Other Events.

The information included in Item 2.02 above is incorporated by reference into this Item 8.01. The press release attached hereto as Exhibit 99.1 also announced the closing of the $20.0 million Revolving Credit Facility and updated the Company’s scheduled presentation time at the Jefferies Global Energy Conference in Houston, TX on November 12, 2014 to 3:00 p.m. Central Time.

The information in this Item 8.01, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Item 8.01 shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Credit and Security Agreement, dated November 6, 2014, by and among SAExploration, Inc. as Borrower, SAExploration Holdings, Inc., SAExploration Sub, Inc., SAExploration Seismic Services (US), LLC, and NES, LLC as Guarantors, and Wells Fargo Bank, National Association as Lender.

10.2	Intercreditor Agreement, dated November 6, 2014, by and between Wells Fargo Bank, National Association, as Lender, U.S. Bank National Association, as Trustee and Collateral Agent, and acknowledged and consented to by the Loan Parties (as defined therein).

99.1	Press release dated November 6, 2014.

99.2	Presentation dated November 2014.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 12, 2014	SAExploration Holdings, Inc.

	By:	/s/ Brent Whiteley
	Name:	Brent Whiteley
	Title:	Chief Financial Officer, General Counsel and Secretary

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EXHIBIT INDEX

Exhibit No.	Description

10.1	Credit and Security Agreement, dated November 6, 2014, by and among SAExploration, Inc. as Borrower, SAExploration Holdings, Inc., SAExploration Sub, Inc., SAExploration Seismic Services (US), LLC, and NES, LLC as Guarantors, and Wells Fargo Bank, National Association as Lender.

10.2	Intercreditor Agreement, dated November 6, 2014, by and between Wells Fargo Bank, National Association, as Lender, U.S. Bank National Association, as Trustee and Collateral Agent, and acknowledged and consented to by the Loan Parties (as defined therein).

99.1	Press release dated November 6, 2014.

99.2	Presentation dated November 2014.

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